EXHIBIT 10.19

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StemCell Technologies, Inc.

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Oxford Immunotec Ltd.

SUPPLY AGREEMENT

DATED    31ST JANUARY    , 2008

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SUPPLY AGREEMENT

THIS AGREEMENT dated as of 31st January, 2008 between OXFORD IMMUNOTEC LTD., a corporation incorporated under the laws of the United Kingdom having its principal place of business in Abingdon, Oxfordshire, United Kingdom (“Oxford”) and STEMCELL TECHNOLOGIES, INC., a corporation incorporated under the laws of British Columbia and Canada having its principal place of business in Vancouver, British Columbia, Canada (“StemCell”).

RECITALS:

(a) Oxford develops, markets and distributes in vitro diagnostic tests based on its T-SPOT® technology to measure patient’s T cells;

(b) StemCell develops, manufactures and distributes a variety of products for life science research including [***] products [***]; and

(c) Oxford wishes to purchase [***] for the [***] from StemCell, and StemCell is prepared to supply same to Oxford, for Oxford to distribute, sell and market under Oxford’s own label in association with Oxford’s T-SPOT in vitro diagnostic tests, and subject to the terms and conditions set forth in this Agreement.

In consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1

INTERPRETATION

Section 1.1. Definitions.

Where used herein or in any amendment or supplement hereof, unless the context otherwise requires, the following words and phrases shall have the meanings set forth below:

“Acceptance Test” has the meaning set forth in Subsection 6.3.1 hereto.

“Affiliate” means, with regard to any Person, any Person which such Person directly or indirectly controls or is controlled by, or is under direct or indirect control with, such Person, and for such purpose, “controlling” means possessing, directly or indirectly, the power to direct or cause the direction of the management and affairs of such Person, whether through ownership of voting shares, contract or otherwise, and “controlled” and “control” have a corresponding meaning.

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“Agreement” means this supply agreement and any instrument or Schedule supplemental or ancillary hereto; and the expressions “Section”, “Subsection”, “Article” and “Schedule” followed by a number or letter mean and refer to the specified Section, Subsection, Article or Schedule of this Agreement; and the words “hereof”, “hereto”, “herein”, “hereunder” and similar expressions refer to this Agreement.

“Agreement Anniversary Date” means the annual recurrence of the date of the Effective Date.

“Bundled Product” means the combination of the Product and another product that is combined for sale as a single unit.

“Certificate of Analysis” has the meaning set forth in Subsection 6.3.2 hereto.

“Confidential Information” has the meaning set forth in Subsection 15.1.1 hereto.

“Cross Liability Clause” means a provision of an insurance policy under which an insurer agrees to indemnify each person comprising the insured in the same manner and to the same extent as if a separate policy had been issued to each, provided that the total liability of the insurer in respect of all such parties shall not exceed the limit of liability under the policy.

“Discloser” has the meaning set forth in Subsection 15.1.2 hereto.

“Dispute” has the meaning set forth in Section 17.1 hereto.

“ELISPOT” means a method of assaying for individual cytokine secreting T cells, which comprises coating an antibody to a solid phase, incubating T cells in appropriate dilution and detecting the antibody-cytokine complex formed at the site of the active T cell.

“Effective Date” means the date written at the top of page 1 of this Agreement.

“Executive Officer” has the meaning set forth in Section 17.2 hereto.

“Exclusivity Payments” has the meaning set forth in Subsection 3.1.3 hereto.

“Exclusive Territory” means all countries of the world, excluding China and India.

“FDA” means the U.S. Food and Drug Administration.

“Field” means the Tuberculosis Field, the Infectious Disease Field and the Non-Infectious Disease Field.

“Firm Order” has the meaning set forth in Subsection 5.2.2 hereto.

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“First Regulatory Approval” means the first, of either CE marking certification or FDA approval, to be received by Oxford for the labelling, distribution and sale of the Product for use in the Field.

“Force Majeure” has the meaning set forth in Subsection 14.1.1 hereto.

“Improvements” has the meaning set forth in Subsection 10.2.1 hereto.

“Infectious Disease Field” means use in association with ELISPOT tests to detect and/or quantify T cells for the in vitro diagnosis, prognosis or clinical monitoring of infectious diseases other than tuberculosis.

“Intellectual Property” means, in respect of any Person, (i) any trade-marks, trade names, business names, brand names, service marks, computer software, computer programs, copyrights (including any performing, author or moral rights), designs, inventions, patents, franchises, formulae, methodologies, procedures, management tools, workshops, manuals, ideas, data, concepts, processes, know-how, technology and related goodwill, (ii) any applications, registrations, continuations in part, divisional applications or analogous rights or license rights therefor, and (iii) any other intellectual property or proprietary information owned or used by such Person.

“Lead Time” has the meaning set forth in Subsection 5.2.3 hereto.

“Milestone Payments” has the meaning set forth in Subsection 3.1.2 hereto.

“Non Conformance” has the meaning set forth in Subsection 12.4 hereto.

“Non-Exclusive Territory” means China and India.

“Non-Infectious Disease Field” means use in association with ELISPOT tests to detect and/or quantify T cells for the in vitro diagnosis, prognosis or clinical monitoring of non-infectious diseases and medical conditions.

“Oxford Indemnified Parties” has the meaning set forth in Subsection 13.1.1 hereto.

“Oxford Transferee” has the meaning set forth in Subsection 2.2.1 hereto.

“Parties” means both Oxford and StemCell.

“Party” means Oxford or StemCell.

“Person” includes any individual, corporation, partnership, trustee or any unincorporated organization and any other words imparting Person having a similar meaning.

“Price” means the prices set forth in Schedule “B” for Product supplied by StemCell.

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“Product” means a [***] for [***], such [***] being comprised of [***], as further described in the Product Specifications in Schedule “C”.

“Product IP” has the meaning set forth in Section 10.1 hereto.

“Product Release Criteria” has the meaning set forth in Subsection 6.3.1 hereto.

“Product Specifications” has the meaning set forth in Subsection 6.1.1 hereto.

“Purchase Offset” has the meaning set forth in Subsection 7.2.1 hereto.

“Recipient” has the meaning set forth in Subsection 15.1.2 hereto.

“Right” has the meaning set forth in Subsection 2.1.1 hereto.

“Rules” has the meaning set forth in Section 17.4 hereto.

“Second Regulatory Approval” means the second, of either CE marking certification or FDA approval, to be received by Oxford for the labelling, distribution and sale of the Product for use in the Field, such that both CE marking certification and FDA approval for the labelling, distribution and sale of the Product for use in the Field will have been obtained.

“Signing Fee” has the meaning set forth in Subsection 3.1.1 hereto.

“Standard” has the meaning set forth in Schedule “C”, Part IV hereto.

“StemCell Competitor” means a Person that directly competes with the business of StemCell, as specifically listed in Schedule “E” hereto and as modified from time to time by StemCell with the consent of Oxford, such consent not to be unreasonably withheld.

“StemCell Indemnified Parties” has the meaning set forth in Subsection 13.1.2 hereto.

“T-SPOT” means products based on Oxford’s modified ELISPOT test as claimed in European Patent No. 0941478 and other Oxford patents and applications, other than continuations in part, which claim priority to European Patent No. 0941478.

“Taxes” means all taxes, duties, levies, charges and assessments whatsoever assessed or charged against or in respect of any matter or thing by any lawful taxing authority and includes, but is not limited to, all consumption, goods and services, excise, custom, and sales taxes of every kind.

“Term” has the meaning set forth in Subsection 11.1.1 hereto.

“Termination Fee” has the meaning set forth in Subsection 11.4.1 hereto.

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“Territory” means the Exclusive Territory and the Non-Exclusive Territory.

“Third Party Royalties” means payments paid by Oxford to a third party specifically in respect of the Product (or the proportion of a Bundled Product that comprises the Product) to license Intellectual Property and/or rights in information which, in the reasonable judgment of Oxford is, or would be, likely to be infringed by Oxford’s use of the Product (including in a Bundled Product) pursuant to this Agreement.

“Tuberculosis Field” means use in association with ELISPOT tests to detect and/or quantify T cells for the in vitro diagnosis, prognosis and/or clinical monitoring of tuberculosis infection or disease.

Section 1.2. Sections and Headings.

The provision of a Table of Contents, the division of this Agreement into Articles, Sections, Subsections and other subdivisions and the insertion of headings are for convenient reference only and do not affect its interpretation.

Section 1.3. Gender and Number.

Any reference in this Agreement to gender includes all genders. Words importing the singular number include the plural and vice versa.

Section 1.4. Governing Law.

This Agreement shall be governed by, interpreted, and enforced in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein, without regard to its rules regarding conflicts of laws.

Section 1.5. Currency.

Unless otherwise specifically provided herein, all dollar amounts referred to in this Agreement are in lawful money of the United States.

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ARTICLE 2

RIGHTS

Section 2.1. Grant.

2.1.1	Exclusivity. Subject to the terms and upon the conditions of this Agreement, StemCell grants Oxford, from and after the Effective Date and during the continuance of this Agreement the following rights (together, the “Right”):

(a)	an exclusive right to use, re-label, repackage, re-aliquot, offer for sale or disposal, sell or dispose of, have sold or disposed of, distribute, have distributed, import, keep, and market the Product and Bundled Product(s) within the Field in the Exclusive Territory; and

(b)	a non-exclusive right to use, re-label, repackage, re-aliquot, offer for sale or disposal, sell or dispose of, have sold or disposed of, distribute, have distributed, import, keep, and market the Product and Bundled Product(s) within the Field in the Non-Exclusive Territory.

2.1.2	No Transfer or Extension of Right. Unless otherwise specifically provided for in this Agreement herein, the Right granted to Oxford pursuant to Subsection 2.1.1, is not transferable or extendable to a third party by Oxford without prior written consent of StemCell.

2.1.3	Oxford’s Label. Subject to Subsection 6.2.3, Oxford may sell the Product only under its label within the Field in the Territory, directly and through third party distributors.

Section 2.2. Maintenance of the Right.

2.2.1

License or Transfer of T-SPOT. Except in the case of: a) an acquisition of Oxford or a disposal of the T-SPOT platform (in which case Subsections 18.8.2 or 18.8.4 shall apply) or b) licences granted or implied to be granted to a purchaser through the sale or other disposal of the Product solely to permit the intended use of that Product (whether such purchaser is an end-user or other person distributing or private-labelling the Product in a manner permitted by Article 6.2.3), Oxford shall notify StemCell in writing within thirty (30) days of licensing, transferring or otherwise granting rights to T-SPOT to any third party (each an “Oxford Transferee”), and shall provide StemCell with the identity of such Oxford Transferee and a description of the licensed or transferred rights, including the affected application and territory. Upon StemCell’s receipt of such notification by Oxford, StemCell shall have the right to contact such Oxford Transferee on an arm’s-length basis regarding their interest in using any StemCell products or

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technologies (including the Product) for their T-SPOT applications and StemCell shall have the right to deal with such Oxford Transferee in any manner whatsoever (including, but not limited to, the right to grant them a license to the Right, but in respect of only the affected application and territory) notwithstanding that the Right is otherwise exclusive. For the sake of clarity, during the continuance of this Agreement, nothing in this Subsection 2.2.1 shall be construed to give StemCell the right to grant any rights under the Right to any third party who is not an Oxford Transferee. For the avoidance of doubt, StemCell’s right to contact an Oxford Transferee is without prejudice to its obligations under Section 15 and, in making any such contact, StemCell shall not reveal the existence, or any information concerning the operation or performance, of this Agreement.

2.2.2	Performance Criteria for Maintenance of the Right in the Infectious Disease Field. In the event that Oxford has not received regulatory approval and offered the Product for sale in the Infectious Disease Field in one of: France, Germany, Italy, Spain, United Kingdom, USA or Japan by the fifth Agreement Anniversary Date, then StemCell shall, at its sole option, have the right to either terminate the Right in the Infectious Disease Field, or convert the Right in the Infectious Disease Field to non-exclusive.

2.2.3	Performance Criteria for Maintenance of the Right in the Non-Infectious Disease Field.

(a)	In the event that Oxford has not commenced clinical trials with the Product in the Non-Infectious Disease Field by the fifth Agreement Anniversary Date, then StemCell shall, at its sole option, have the right to either terminate the Right in the Non-Infectious Disease Field, or convert the Right in the Non-infectious Disease Field to non-exclusive.

(b)	In the event that Oxford has not received regulatory approval and offered the Product for sale in the Non-Infectious Disease Field in one of: France, Germany, Italy, Spain, United Kingdom, USA or Japan by the seventh Agreement Anniversary Date then StemCell shall, at its sole option, have the right to either terminate the Right in the Non-Infectious Disease Field, or convert the Right in the Non-Infectious Disease Field to nonexclusive.

Section 2.3. Reservation of Rights.

2.3.1	StemCell shall retain all rights not expressly granted to Oxford in Subsection 2.1.1, during the Term of this Agreement and any extensions or renewals thereof. For the avoidance of doubt StemCell shall have the right to use, sell, supply, grant licenses or otherwise deal with the Product in any matter whatsoever (i) outside of the Field, (ii) within the Field but outside the Exclusive Territory or (iii) for any research and development application.

2.3.2	Notwithstanding anything to the contrary herein, it shall not be considered a breach of this Agreement if the Product sold, supplied, licensed or otherwise transferred by StemCell pursuant to Subsection 2.3.1 is used within the Field in the Exclusive Territory, provided that StemCell did not know and had no reasonable way of anticipating that such customer would use the Product (or re-sell the Product such that it ultimately is used by another third party) in the Exclusive Territory and within the Field.

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ARTICLE 3

SIGNING FEE, MILESTONE AND EXCLUSIVITY PAYMENTS

Section 3.1. Fees and Payments In Consideration of the Right.

In consideration of the Right granted herein, and in addition to any payments for Product made pursuant to Subsection 7.2.2, Oxford agrees to make the following payments to StemCell: a Signing Fee, Milestone Payments and Exclusivity Payments. All payments due under this Agreement shall be made within thirty (30) days of Oxford receiving an invoice from StemCell for the appropriate amount.

3.1.1	Signing Fee. Oxford agrees to pay StemCell $100,000 within thirty (30) days of receiving an invoice from StemCell for such amount (the “Signing Fee”). Such Signing Fee is non-refundable and non-creditable.

3.1.2	Milestone Payments. Oxford further agrees to pay StemCell the amounts outlined in this Subsection 3.1.2 (the “Milestone Payments”) as follows:

(a)	$[***] on the first Agreement Anniversary Date, if Oxford has not obtained First Regulatory Approval;

(b)	$[***] on the earlier of (i) the second Agreement Anniversary Date, or (ii) the date of obtaining First Regulatory Approval (such date to be notified in writing to StemCell immediately). If First Regulatory Approval occurs between the first Agreement Anniversary Date and the second Agreement Anniversary Date, the $[***] (U.S.) fee paid by Oxford pursuant to Subsection 3.1.2(a) above, shall be fully creditable towards the $[***] payment made pursuant to this Subsection 3.1.2(b); and

(c)	$[***] on the earlier of (i) the third Agreement Anniversary Date, or (ii) the date of obtaining Second Regulatory Approval (such date to be notified in writing to StemCell immediately).

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3.1.3	Exclusivity Payments. Subject to Subsection 3.1.4 below, Oxford agrees to pay StemCell annual exclusivity payments (the “Exclusivity Payments”) as follows:

(a)	$[***] on the first Agreement Anniversary Date following First Regulatory Approval;

(b)	$[***] on the second Agreement Anniversary Date following First Regulatory Approval;

(c)	$[***] on the third Agreement Anniversary Date following First Regulatory Approval; and

(d)	$[***] on the fourth and all subsequent Agreement Anniversary Dates following First Regulatory Approval during the Term.

3.1.4	Deadline for Commencement of Exclusivity Payments. In the event that Oxford has not obtained First Regulatory Approval prior to the third Agreement Anniversary Date (i.e. in 2011), Oxford will immediately commence making Exclusivity Payments to StemCell, as described in Subsection 3.1.3, on the third Agreement Anniversary Date, as if it had obtained such First Regulatory Approval.

ARTICLE 4

REGULATORY REQUIREMENTS

Section 4.1. Oxford’s Obligations.

4.1.1	Oxford shall, at its sole cost and expense, be responsible for obtaining and maintaining all certifications, registrations, and applicable regulatory approvals that may be required for the labelling, sale or distribution of the Product within the Field in the Territory.

4.1.2	Oxford shall, upon request, provide StemCell with copies of such parts of all technical files and/or related information prepared or obtained for any Product certifications or regulatory applications as pertain to Oxford’s sale, distribution or marketing of the Product.

4.1.3	Oxford shall undertake not to use any technical information provided by StemCell pursuant to Subsection 4.2.1 hereto, in any way which is not directly related to the enjoyment by Oxford of its rights and the performance of its obligations under this Agreement and not for any business which competes with StemCell’s business.

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Section 4.2. StemCell’s Obligations.

4.2.1	Pursuant to the limitations outlined in Subsection 4.2.2 below, StemCell shall, upon Oxford’s written request, make data and information relating to the Product available to Oxford which is required or reasonably requested in order for Oxford to obtain or maintain certifications or regulatory approvals for the labelling, marketing, sale or distribution of the Product within the Field, provided that the type and quantity of the requested information is not commercially unreasonable (as outlined in Subsection 4.2.2). Any information provided by StemCell pursuant to Section 4.2 shall be deemed the Confidential Information of StemCell and shall be subject to the provisions of Article 15.

4.2.2	The first [***] ([***]) total hours compiling information for Oxford as described in Subsection 4.2.1 above shall be provided by StemCell for free but after that any additional time required to compile such data and information may be billed to Oxford by StemCell at an hourly rate of $[***] (US), such invoices to be paid within thirty (30) days of receipt by Oxford.

4.2.3	StemCell shall undertake not to use any technical information provided by Oxford pursuant to Subsection 4.1.2 hereto, in any way which is not directly related to the enjoyment by StemCell of its rights and the performance of its obligations under this Agreement, and not for any business which competes with Oxford’s business. Notwithstanding the foregoing, Oxford acknowledges that StemCell may use the technical information provided by Oxford pursuant to Subsection 4.1.2 in support of future regulatory applications and submissions for StemCell’s products.

Section 4.3. Compliance.

The Parties shall comply with all applicable legislation, laws, codes, regulations, ordinances, governmental policies, directions, practices, orders and rules in connection with performance of their respective obligations under this Agreement.

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ARTICLE 5

SUPPLY

Section 5.1. Product Supply.

Subject to the terms of this Agreement, from time to time Oxford shall purchase quantities of the Product, and StemCell shall supply such quantities, within the specified time of delivery as set out in this Agreement.

Section 5.2. Forecasts and Orders.

5.2.1	Forecasts and Firm Orders. Within thirty (30) days of the Effective Date and thereafter, on or before January 1st, April 1st, July 1st and October 1st of each calendar year during the Term of this Agreement and any extension or renewal thereof, Oxford shall provide StemCell with a non-binding forecast, expressed quarterly, for the following nine (9) months.

The schedule of forecast due dates for the corresponding periods are provided in Schedule “A”.

5.2.2	Ordering Process. Oxford will place orders directly with StemCell’s head office in Vancouver, Canada, using Catalog# [***] (a “Firm Order”).

5.2.3	Lead Time. Each Firm Order shall specify the quantity of the Product requested by Oxford, together with a proposed delivery date and delivery location. StemCell shall not be obligated to deliver the Product earlier than [***] ([***]) days after the date of the Firm Order (the “Lead Time”); however, StemCell shall endeavour to meet delivery dates within the Lead Time (i.e. earlier than [***] days) in the event that such a delivery date is requested by Oxford. StemCell shall meet the Lead Time for amounts in Firm Orders that had been previously forecasted or which exceed the forecast by [***] percent ([***]%) or less. If any Firm Order exceeds Oxford’s most recent forecasted amount by more than [***] percent ([***]%), StemCell shall not be obligated to ship Product within the Lead Time for the portion of the Firm Order which exceeds Oxford’s forecasted amount by [***] percent ([***]%), but in any event StemCell agrees to use commercially reasonable efforts to meet the Lead Time with respect to such excess amounts. Upon acceptance of a delivery date by StemCell, each Firm Order shall be binding on both StemCell and Oxford. Notwithstanding anything to the contrary herein, StemCell will not be required to ship Product to Oxford in the event that Oxford’s account is not in good standing.

5.2.4	Minimum Order Size. The minimum order size will be [***] ([***]) vials.

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Section 5.3. No Variations; Buyer’s Forms.

Each Firm Order for Product made by Oxford to StemCell shall be subject to the terms of this Agreement. If Oxford issues any purchase order or similar instrument in respect of the Product containing terms and conditions different from the terms and conditions of this Agreement, and StemCell does not specifically acknowledge its acceptance of such different terms and conditions in writing, the different terms and conditions of Oxford shall be deemed to be of no force and effect and Oxford shall be deemed to have accepted the terms and conditions of this Agreement.

Section 5.4. Maintenance of Supply

5.4.1

Subject to Subsection 5.4.2, if StemCell fails to supply the Product in accordance with any Firm Order for [***] ([***]) days after the Lead Time (i.e. [***]) ([***]) days after the date of the Firm Order), StemCell will use, all commercially reasonable efforts to transfer production of the Product to a mutually agreed upon third party manufacturer. In such event Oxford will retain all rights to use the Product that are consistent with the terms of this Agreement and will be subject to all its other obligations to StemCell, including but not limited to, obligations as to Milestone Payments (Subsection 3.1.2), Exclusivity Payments (Subsection 3.1.3) (except as excluded under subsection 5.4.1 (b) below), Confidential Information (Article 15) and Reporting Obligations (Section 16.1); provided that if StemCell fails to supply the Product or transfer production of the Product to a third party manufacturer for a period of [***] ([***]) days after the date of the Firm Order, then all of Oxford’s payment obligations (excluding obligations for payments already due) shall be suspended until such time as StemCell or a designated third party manufacturer has begun to re-supply the Product in accordance with this Agreement, at which time any suspended payments shall again become payable provided that all time periods relating to such payment obligations that came due during the period of suspension shall be extended by the duration of the failure of StemCell or a third party manufacturer to supply the Product. StemCell will supply the third party manufacturer, under confidentiality provisions reasonably acceptable to StemCell, with all formulations, documentation and supplier contacts necessary for the manufacture and quality control of the Product, and will reasonably cooperate with the third party manufacturer to re-establish supply of the Product to Oxford. StemCell hereby grants, and agrees to grant, to the third party manufacturer a limited temporary “Manufacturing License” necessary to make the Product for sale to Oxford for Oxford’s use within the Field consistent with the terms of this Agreement, until such time as StemCell, in its reasonable opinion, is once again capable of supplying the Product to Oxford to meet Oxford’s needs as demonstrated by Oxford’s past purchases of the Product. StemCell shall (i) demonstrate the basis for such reasonable belief to a

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representative of Oxford in writing on Oxford’s request, and (ii) recommence direct supply, before such third party manufacturing shall cease. StemCell shall be able to select from one of the following two options for pricing and other payments relating to the supply of Product to Oxford through a third party manufacturer:

(a)	StemCell may contract directly with such third party manufacturer for supply of Product; Oxford shall then continue to purchase Product in the same way as before StemCell’s inability to supply themselves. The terms and performance of this Agreement, including without limitation, the pricing of the Product to Oxford (Section 7.1) and Oxford’s obligations to pay the Exclusivity Payments (Section 3.1.3) shall not be altered by such arrangement except that the Product will be manufactured by the third party on behalf of StemCell.

(b)	StemCell may allow Oxford to contract directly with such third party manufacturer for supply of Product. In such case, prices for Product made for Oxford by the third party manufacturer will be negotiated separately and Schedule “B” will not be in effect in these circumstances. In addition, until such time as StemCell is once again able to supply Oxford (as described above), Oxford shall no longer be obligated to pay Exclusivity Payments to StemCell. Oxford will pay StemCell a royalty equal to [***] percent ([***]%) of the Product purchase price paid by Oxford to the third party manufacturer for the supply of Product. Oxford will, promptly upon request, provide an independent firm of accountants (such firm to be appointed by StemCell for such purpose and not being StemCell’s auditors or tax advisors) full access to its books and records for the purpose of calculating recovery of the royalty. Such accountant shall review materials on a confidential basis and shall report to StemCell only on such matters as are necessary to calculate the correct royalty. StemCell shall make all such reports and calculations available to Oxford. The royalty will be paid quarterly within [***] ([***]) days after the end of each quarter in respect of which Product was purchased by Oxford.

5.4.2	Notwithstanding anything to the contrary herein, the provisions of Subsection 5.4.1 will not apply unless and until the following conditions have been met:

(a)	Oxford has made all payments which it is (at that time) obliged to make to StemCell under this Agreement for which it has received a valid invoice from StemCell and for which (for the avoidance of doubt) the relevant thirty (30) day grace period after receipt of invoice has expired; and

(b)	Oxford must have already received First Regulatory Approval or in the event that First Regulatory Approval has not occurred, Oxford must have

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paid the Milestone Payment under Subsection 3.1.2(b). For the sake of clarity the timing of any other Milestone Payment or Exclusivity Payment will be unaffected by such advance payment.

5.4.3	Oxford hereby acknowledges and agrees that the provisions of Subsection 5.4.1 will, in the event of a failure resulting from Force Majeure (as defined in Section 14), be the sole remedy for StemCell’s failure to supply the Product in accordance with any Firm Order.

Section 5.5. Transportation, Delivery and Charges.

All Product ordered shall be shipped and delivered on Oxford’s FedEx account or on Oxford’s account with another carrier as mutually agreed upon in advance by both Parties. Oxford will supply StemCell with sufficient information about its carrier account (including account number), that is required for StemCell to ship Product using such carrier. Oxford shall pay all shipping, customs, duties, taxes and any other related import charges as well as StemCell material and handling charges (charged at [***] percent ([***]%) of the total value of the shipment) and the same may be increased from time to time by StemCell on at least [***] ([***]) months notice to Oxford and by no more than the prevailing rate of inflation (for the year preceding the date [***] ([***]) months before the increase is effective, based upon the then most recent figures published by the national bank of Canada). The terms shall be FCA Vancouver. The point of shipment shall be StemCell’s plant in Vancouver, British Columbia, Canada or such other place that StemCell chooses to have the Product manufactured.

Section 5.6. Title to Product and Risk of Loss.

Title to the Product shall pass upon StemCell’s receipt of full payment. Possession of the Product shall be deemed to pass to Oxford upon delivery to the common carrier at the point of shipment. Oxford shall thereupon assume all risk of loss or damage.

Section 5.7. Delay in Delivery.

Subject to Section 5.4, StemCell will not be liable for delay due to Force Majeure, provided StemCell gives Oxford immediate notice in writing and requests a reasonable extension of time.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 6

MANUFACTURING, PACKAGING AND PRODUCT ACCEPTANCE

Section 6.1. Manufacturing.

6.1.1	StemCell shall use commercially reasonable efforts to manufacture or cause to be manufactured the Product in accordance with the specifications (the “Product Specifications”) set forth in Schedule “C”, using their current manufacturing and quality control processes.

6.1.2	StemCell shall not make any material changes to its current manufacturing methods, materials and processes or quality control testing methods for the Product without Oxford’s prior written consent, such consent not to be unreasonably withheld or delayed.

6.1.3	Oxford acknowledges and agrees that StemCell shall not be required to fulfill any additional specifications or requirements for the Product that were not communicated to StemCell before signing this Agreement and included in the Product Specifications.

6.1.4	In the event that Oxford requests additional specifications and requirements for the Product in accordance with its use for any reason, including in clinical trials or as part of an approved diagnostic, that were not included in the Product Specifications, then StemCell shall decide, at its sole discretion, whether such additional requirements or specifications may be incorporated as an amendment to the Product Specifications. StemCell reserves the right to renegotiate any fees and the prices outlined in Schedule “B” as a result of any such modifications to the Product Specifications.

Section 6.2. Packaging.

6.2.1	Labelling. StemCell shall label and package the Product prior to shipment using such packaging and labelling in accordance with the Product Specifications relating to the labelling of Product as approved by Oxford and included in Schedule “C”.

6.2.2	Label Content. Oxford shall be solely responsible for the design and content of the artwork for the final labelling and packaging of the Product in accordance with its use by Oxford as part of an approved diagnostic and for the conformity of such labelling and packaging with federal, state, local and foreign laws and regulations.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.2.3	Third Party Distributor’s Label. Upon receiving the prior written consent of StemCell, such consent not to be unreasonably withheld or delayed, Oxford may sell the Product for use within the Field under the label of a third party distributor in any country in the Territory but only in the event that it is required by statute or government regulation to do so in such country or in the event that Oxford has an agreement with a third party in which T-SPOT alone, or T-SPOT in combination with other products, is private-labelled by such third party.

Section 6.3. Quality Control and Product Acceptance.

6.3.1	Product Release Criteria. StemCell will inspect and test the Product (in accordance with Part IV of Schedule “C”, the “Acceptance Test”) prior to shipment to Oxford according to the quality control specifications (the “Product Release Criteria”) set out in Part V Schedule “C”. The Product supplied to Oxford by StemCell shall be in compliance with the Product Release Criteria and Oxford will accept Product that meets the Product Release Criteria. Oxford will have [***] ([***]) business days to conduct the Acceptance Test and confirm whether the Product as received by StemCell meets the Product Release Criteria (tested in accordance with Part IV of Schedule “C”). In the event that, based on its own performance of the Acceptance Test, Oxford determines that the Product does not meet the Product Release Criteria then Oxford and StemCell will repeat the Acceptance Test together at Oxford’s facilities, with all of StemCell’s associated costs to conduct such joint Acceptance Test at Oxford’s facilities to be borne solely by Oxford. The results of this joint Acceptance Test will be binding on both Oxford and StemCell. Notwithstanding anything to the contrary herein, in no event shall StemCell be responsible for the non-performance of a T-SPOT product used in association with the Product.

6.3.2	Certificate of Analysis. StemCell will provide Oxford with a Certificate of Analysis for each and every batch purchased, the form of which is attached hereto as Schedule “D” (a “Certificate of Analysis”).

ARTICLE 7

PRICING AND TERMS OF PAYMENT

Section 7.1. Price

7.1.1	Pricing of Product. Oxford shall pay the prices set forth in Schedule “B” for Product supplied by StemCell (the “Price”).

7.1.2

Adjustment. StemCell may only increase the Price each year by the prevailing rate of inflation (for the year preceding the date three (3) months before the increase is effective, based upon the then most recent figures published by the

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national bank of Canada), unless StemCell can demonstrate documented increases (over and above the prevailing rate of inflation but excluding increases that result from foreign exchange rate fluctuations) in the cost of raw material components of the Product, in which case StemCell may increase the Price, in addition to an increase to reflect inflation, by an additional amount equal to the additional cost (above the inflation-adjusted cost) of each such raw material component per Product.

Section 7.2. Payment.

7.2.1	Purchase Offset. The value of Product purchased by Oxford within the twelve (12)-month period following each Exclusivity Payment may be credited against such Exclusivity Payment, up to the amount of the Exclusivity Payment paid (the “Purchase Offset”). All Product purchases exceeding the Purchase Offset will be invoiced separately.

7.2.2	Terms of Payment. Upon StemCell’s acceptance of a Firm Order, Oxford shall provide [***]% payment for any part of such Firm Order which is not subject to Purchase Offset and which is greater than $[***]. In all other cases, StemCell shall invoice Oxford upon shipment of orders and Oxford shall make payment no later than thirty (30) days after such invoice. All payments will be made in U.S. dollars by wire transfer to such bank or account as StemCell designates in writing, or by other means requested, or agreed to, by StemCell. Overdue payments will bear interest at [***]% per annum, compounded monthly; provided, however, that the rate of interest payable will not be higher than the highest rate of interest permitted by applicable law.

Section 7.3. Taxes.

Oxford will be liable for, and will indemnify and hold harmless StemCell from and against all Taxes and other public charges arising in relation to the sale or delivery of the Product. Any sales or value added tax payable with respect to the sale of Product by StemCell to Oxford shall be set forth in the applicable invoice delivered to Oxford and shall be paid by Oxford along with the applicable payment required in such invoice. Notwithstanding the foregoing, Oxford shall not be responsible for payment of any income taxes payable by StemCell resulting from revenues derived by virtue of this Agreement.

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ARTICLE 8

MARKETING

Section 8.1. Promotional and Marketing Efforts.

Oxford shall use all commercially reasonable efforts to promote sales of the Product in the Field in the Territory by promoting and marketing the Product utilizing its own promotional materials and other resources.

Section 8.2. Written Protocols.

Subject to the provisions of Article 15, StemCell agrees to provide Oxford with a commercially reasonable amount of technical information regarding the Product that Oxford may use in the production of its marketing materials and product inserts.

Section 8.3. Trade-marks.

Oxford shall not use StemCell’s trade-marks, service marks, company name or logos on the Product or any other goods or products, or on any advertising or promotional materials, without first obtaining the prior written consent of StemCell, such consent to be granted or withheld at StemCell’s sole discretion.

ARTICLE 9

FIELD ACTION AND CUSTOMER COMPLAINTS

Section 9.1. Field Action.

Oxford shall have the discretion to effect and control any recall, withdrawal or other necessary field action (each a “Field Action”) with respect to the Product purchased by it for use by its customers in the Field. In connection with a Field Action, StemCell shall promptly respond to Oxford’s requests for information or other assistance, and in otherwise effecting such Field Action. Except as and to the extent required by law, each Party shall consult with the other Party before issuing any press release or otherwise making any public statement or making any other public (or non-confidential) disclosure (whether or not in response to an inquiry) regarding any Field Action, and neither Party shall issue any such press release or make any such statement or disclosure without the prior written approval of the other Party which shall not be unreasonably withheld or delayed. Oxford shall be responsible for communicating with any government authorities in connection with a Field Action. The Parties shall appoint a single point of contact to coordinate respective efforts and with whom each Party may communicate with respect to the Field Action. Oxford shall bear all costs and expenses incurred by StemCell in connection with any such Field Action except if such Field Action results from a breach of this Agreement by, or

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negligence of, StemCell. Any information of any nature obtained by either Party from the other Party during any Field Action shall be deemed Confidential Information and shall be subject to the provisions of Article 15.

Section 9.2. Customer Complaints.

Oxford shall be responsible for handling and addressing all customer complaints concerning any Product purchased by it hereunder, unless otherwise agreed upon by both Parties during specific complaint investigation. Each Party shall provide the other Party with the telephone numbers and names of contacts at their respective organizations for this purpose. Oxford shall be responsible for investigating any customer complaint about the Product purchased by it hereunder, implementing any corrective action under its control (and where necessary), and responding directly to the customer about its complaint, and Oxford shall bear all costs associated therewith. Notwithstanding the foregoing, if the customer complaint results from StemCell’s manufacture of the Product, StemCell shall have sixty (60) days from the receipt of such written notice from Oxford as to the complaint, which notice shall set forth in detail the defect and/or deficiency, to cure any defect and/or deficiency in the Product. StemCell shall cooperate with Oxford in connection with any complaint investigation and shall promptly respond to Oxford’s requests for information or provide such other assistance as Oxford may reasonably request.

ARTICLE 10

INTELLECTUAL PROPERTY

Section 10.1. Ownership of Intellectual Property.

StemCell represents and warrants to Oxford that it is the beneficial owner of all rights in and to the Intellectual Property relating to the Product (the “Product IP”). The Parties acknowledge and agree that such Product IP was developed, created or acquired by SternCell prior to any manufacture, packaging or delivery of the Product to Oxford under this Agreement. The Parties further acknowledge and agree that such Product IP shall remain the sole and exclusive property of StemCell, and Oxford shall not have or acquire any right, claim, title or interest in or to any of the Product IP of StemCell, except as otherwise provided in this Agreement.

Section 10.2. Ownership of Improvements

10.2.1

Improvements. Regardless of inventorship, the ownership of all improvements, optimizations or modifications that cannot be practiced without the [***] technology, including but not limited to the Product, its protocol and accessory devices (collectively, “Improvements”) is hereby assigned to and will vest in StemCell. StemCell will have the unrestricted and irrevocable right to use the

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Improvements for all applications. However, inventions, other than Improvements, made by Oxford will vest in Oxford. Oxford will have the unrestricted and irrevocable right to use such inventions for all applications.

10.2.2	License of Improvements. StemCell hereby grants Oxford a royalty and milestone fee free license to use all Improvements relating to the Product, its protocol or accessory devices (as defined in Section 10.2.1, whether or not it seeks patent or similar protection therefore) in the Field during the Term and any extension or renewal thereof, and in accordance with the terms and conditions of this Agreement.

10.2.3	Oxford Application. In the event that StemCell shall decide not to pursue patent protection for any Improvements disclosed by Oxford within one hundred twenty (120) days of being notified by Oxford, Oxford shall be free to file for patent protection for such Improvements at its own expense in StemCell’s name.

10.2.4	Pre-Existing Intellectual Property. In no event will the licenses to Improvements anticipated in Subsections 10.2.2 and 10.2.3, grant any rights to a Party to the other Party’s pre-existing Intellectual Property. Nothing in this Agreement shall be construed as granting to Oxford any rights to the Product or Product IP other than those provided for in this Agreement. Nothing in this Agreement shall be construed as granting to StemCell any rights to T-SPOT or any Intellectual Property of Oxford.

Section 10.3. Maintenance of Patents

10.3.1	StemCell shall, at SternCell’s expense, maintain and protect the Product IP in the Exclusive Territory. In addition, StemCell shall to the extent StemCell deems it to be commercially reasonable, maintain and protect the Product IP in the Non-Exclusive Territory, at StemCell’s expense. Upon written request by StemCell, Oxford shall provide such reasonable assistance (but in no event extending to instructing advisors, paying fees or being party to proceedings) as may be necessary to enable StemCell to comply with the administrative formalities necessary to maintain the Product IP and to prosecute and obtain new patents related thereto.

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ARTICLE 11

TERM AND TERMINATION

Section 11.1. Term.

11.1.1	Term. Unless earlier terminated as provided in Section 11.2 below, this Agreement shall continue in full force and effect for an initial period of ten (10) years commencing on the Effective Date (the “Term”).

11.1.2	Renewal. This Agreement shall be automatically renewed and continue indefinitely from the expiration of the Term, provided that either Party may terminate this Agreement at the expiration of the Term or at any time thereafter by giving not less than six (6) months written notice to the other Party, at which time Oxford will have six (6) months to sell off any remaining inventory of the Product.

Section 11.2. Early Termination.

11.2.1	Oxford’s Options. Oxford may at its option (without prejudice to any other rights that Oxford may have hereunder) immediately terminate this Agreement by written notice in any one of the following events:

(a)	If StemCell breaches any material term of this Agreement, including Articles 2, 4, 5, 6, 7, 12, 13 and 15, and such breach continues for a period of sixty (60) days after Oxford gives written notice to StemCell requiring StemCell to rectify any such breach;

(b)	If StemCell makes an assignment for the benefit of creditors, or is declared bankrupt or makes a proposal to creditors, or if any custodian or receiver and manager or other officer with similar powers is appointed in respect of StemCell’s business or any substantial part thereof; or

(c)	If StemCell voluntarily passes a resolution or files or makes a petition for the winding-up or dissolution of StemCell or StemCell voluntarily ceases to exist or to carry on business in the ordinary course.

11.2.2	StemCell’s Options. StemCell may at its option (without prejudice to any other right it may have hereunder) terminate this Agreement by written notice in any one of the following events:

(a)	If Oxford breaches any material term of this Agreement, including Articles 2, 3, 4, 5, 6, 7, 12, 13 and 15, which it is obliged to carry out and such breach continues for a period of sixty (60) days after StemCell gives written notice to Oxford requiring Oxford to rectify such breach;

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(b)	If Oxford makes an assignment for the benefit of creditors, or is declared bankrupt or makes a proposal to creditors, or if any custodian or receiver and manager or other officer with similar powers is appointed in respect of Oxford’s business or any substantial part thereof; or

(c)	If Oxford voluntarily passes a resolution or files or makes a petition for the winding-up or dissolution of Oxford or Oxford voluntarily ceases to exist or to carry on business in the ordinary course.

Section 11.3. Results of Termination.

11.3.1	The rights of termination under this Agreement by either Party shall be in addition and without prejudice to any other rights to which such Party may be entitled at law or under this Agreement by way of damages, accounting or otherwise, and any such termination shall not affect such Party’s rights to any other remedies to which it may be entitled by reason of any breach hereunder at the date of such termination.

Section 11.4. Termination Fee

11.4.1	Oxford Terminates. Subject to Subsection 11.4.2, if Oxford terminates the Agreement during the Term for reasons not set out in Subsection 11.2.1, Oxford agrees to pay StemCell an early termination fee (the “Termination Fee”) calculated as $500,000 less all payments already made to StemCell under this Agreement including the Signing Fee, the Milestone Payments and the higher of:

(a)	the Exclusivity Payments; or

(b)	actual purchases made by Oxford.

11.4.2	Oxford will not be required to pay StemCell the Termination Fee in the event that Oxford terminates the Agreement due to its failure to receive First Regulatory Approval for whatever reason. Any payments already made to StemCell under this Agreement, including but not limited to, the Signing Fee, the Milestone Payments, the Exclusivity Payments and actual purchases made by Oxford are non-refundable.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Section 11.5. Survival of Accrued Liabilities.

The termination of this Agreement for any reason will not release any Party from any obligations that accrued hereunder prior to such termination and notwithstanding any termination of this Agreement, the provisions of Subsections 10.2.1 and 10.2.4, Article 15, Article 17 and Section 18.9 will continue in full force and effect.

ARTICLE 12

REPRESENTATIONS AND WARRANTIES

Section 12.1. Representations and Warranties of StemCell.

StemCell represents and warrants to Oxford that as at the date of this Agreement:

12.1.1	Incorporation. StemCell is a corporation incorporated, organized and existing under the laws of British Columbia and Canada and has the corporate power to carry on its business and enter into and perform its obligations under this Agreement;

12.1.2	Validity of Agreement. The execution, delivery and performance by StemCell of this Agreement has been duly authorized by all necessary corporate action on the part of StemCell;

12.1.3	Execution and Binding Obligation. This Agreement has been duly executed and delivered by StemCell and constitutes a valid and binding obligation of StemCell, enforceable against it in accordance with its terms;

12.1.4	Title. The Product manufactured and delivered to Oxford by StemCell will be free and clear of all liens, security interests, charges, encumbrances, and will conform to the Product Specifications;

12.1.5	Authorizations. StemCell has obtained all necessary permits, licenses, consents, orders and other authorizations which are required under federal, provincial and local laws, rules, and regulations in Canada applicable to the manufacturing, packaging, transportation and delivery of the Product.

12.1.6	Warranty.

(a)	The Product as delivered pursuant to this Agreement shall comply with the Product Specifications at the date on which Oxford carries out the Acceptance Test, provided Oxford stores the Product appropriately and does not prior to that date re-aliquot or otherwise tamper with the Product.

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(b)	EXCEPT AS PROVIDED IN SUBSECTIONS 10.1 and 12.1.6(a) AND SUBJECT TO THE LIMITATION OF LIABILITY PROVISION OF SECTION 13.2, STEMCELL HEREBY DISCLAIMS ALL WARRANTIES (EXPRESS, IMPLIED, STATUTORY OR OTHERWISE) WITH RESPECT TO THE PRODUCT, ANY VARIATIONS OR IMPROVEMENTS TO THE PRODUCT OR OTHERWISE WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREUNDER, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

Section 12.2. Mutual Representation and Warranty and Undertakings.

12.2.1	Legal Proceedings. Each of the Parties represents and warrants to the other Party that as at the date of this Agreement there is no action, suit or proceeding pending against or affecting, or, to the knowledge of such Party threatened against or affecting, any of its assets, before any court or arbitrator or any governmental body, agency or official that would, if decided against such Party, have a material adverse impact on the business, properties, assets, liabilities or financial condition of such Party and which would have a material adverse effect on such Parties ability to consummate the transactions contemplated by this Agreement.

12.2.2	Compliance with Laws. Oxford represents and warrants to StemCell that it will comply with all applicable legislation, laws, codes, regulations, ordinances, governmental policies, directions, practices, orders and rules in connection with performance of its obligations under this Agreement and StemCell represents and warrants to Oxford that it will comply with all applicable federal, provincial and municipal laws and government regulations, rules and orders in Canada in the development and manufacturing of the Product.

12.2.3	Maintenance of Authorizations. Each of StemCell and Oxford undertakes to take all actions necessary to comply on an ongoing basis during the term of this Agreement with all terms and conditions of any and the required permits, licenses, consents, orders and authorizations referred to in Sections 12.1.5 and 12.3.4 respectively, as necessary to complete the transactions contemplated under this Agreement.

Section 12.3. Representations and Warranties of Oxford.

Oxford represents and warrants to StemCell that as at the date of this Agreement:

12.3.1	Incorporation. Oxford is a corporation incorporated, organized and existing under the laws of the United Kingdom and has the corporate power to carry on its business and enter into and perform its obligations under this Agreement;

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12.3.2	Validity of Agreement. The execution, delivery and performance by Oxford of this Agreement has been duly authorized by all necessary corporate action on the part of Oxford;

12.3.3	Execution and Binding Obligation. This Agreement has been duly executed and delivered by Oxford and constitutes a valid and binding obligation of Oxford, enforceable against it in accordance with its terms;

12.3.4	Authorizations. Oxford has obtained all necessary permits, licenses, consents, orders and other authorizations which are required under federal, state, provincial and local laws, rules, and regulations applicable to the packaging, labelling, delivery, marketing and selling of the Product.

Section 12.4. Certification and Compliance.

Notwithstanding anything to the contrary herein, Oxford acknowledges that StemCell’s quality management system, facilities and processes are not certified by the FDA or any other regulatory authority or like body to be in compliance with Quality Systems Regulations as outlined in the Code of U.S. Federal Regulations 21 CFR Part 820 (QSR), current Good Manufacturing Processes (cGMP), ISO, CE or other similar guidelines or regulations and that StemCell will not be required to become compliant with any such guidelines or regulations in order to fulfill its obligations under the terms of this Agreement. Notwithstanding the foregoing, StemCell agrees to maintain a quality management system that is subject to audit by Oxford from time to time (but not more frequently than once every twelve (12) months), and on thirty (30) days prior written notice to StemCell. If, during such an audit, an observation is made by Oxford that relates to the Product where such observation is considered a material nonconformity which may impact the form and/or function of the Product supplied to Oxford and which prohibits StemCell’s ability to provide Product in compliance with the terms of this Agreement (a “Non-Conformance”), such observation shall be communicated to StemCell in writing. Oxford may conduct an additional audit of StemCell in the twelve (12) month period following its observation of the Non-Conformance for the sole purpose of assessing StemCell’s resolution of such Non-Conformance.

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ARTICLE 13

INDEMNIFICATION AND INSURANCE

Section 13.1. Indemnification.

13.1.1	Indemnification by StemCell. StemCell hereby agrees to indemnify, hold harmless and defend Oxford, its Affiliates, agents, representatives, distributors, directors, officers and employees (collectively, the “Oxford Indemnified Parties”) against any and all expenses, costs of defence (including without limitation lawyer’s fees, damages (including punitive or exemplary damages), judgments, fines and amounts paid in settlement) and any amounts Oxford becomes legally obligated to pay because of any claim or claims against it to the extent that such claim or claims (i) arise out of the failure of the Product supplied hereunder to meet the Product Specifications, (ii) arise out of the breach of any representation or warranty by StemCell hereunder, or (iii) are due to the gross negligence or wilful misconduct of StemCell; provided that (a) Oxford provides StemCell with prompt notice of any such claim and the exclusive ability to defend (with the reasonable cooperation of Oxford) or settle any such claim and (b) such indemnities shall not apply to the extent such claims are covered by Oxford’s indemnity pursuant to Subsection 13.1.2 set out below.

13.1.2	Indemnification by Oxford. Oxford hereby agrees to indemnify, hold harmless and defend StemCell, its Affiliates, agents, representatives, distributors, directors, officers and employees (collectively, the “StemCell Indemnified Parties”) against any and all expenses, costs of defence (including without limitation lawyer’s fees, damages (including punitive or exemplary damages), judgments, fines and amounts paid in settlement) and any amounts StemCell becomes legally obligated to pay because of any claim or claims against it to the extent that such claim or claims (i) result from Oxford’s activities under this Agreement, (ii) arise out of the breach of any representation or warranty by Oxford hereunder, (iii) are due to the gross negligence or wilful misconduct of Oxford, (iv) arise out of the possession, use, marketing, sale, or administration of the Product by Oxford or Oxford’s Affiliates or (v) which relate to the use of the Product, supplied by Oxford or Oxford’s Affiliates, by any third party for any purpose; provided that (a) StemCell provides Oxford with prompt notice of any such claim and the exclusive ability to defend (with the reasonable cooperation of StemCell) or settle any such claim and (b) such indemnities shall not apply to the extent such claims are covered by StemCell’s indemnity pursuant to Subsection 13.1.1 set out above.

13.1.3

Patent Indemnification. StemCell warrants to Oxford that at the time of signing this Agreement, StemCell has no knowledge that the Product infringes any third party patent, patent application (whether or not published), or trade-mark or right in information. However, Oxford acknowledges that the manner in which Oxford will utilize the Product in commercial business in various countries of the world is

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substantially within the discretion and decision of Oxford and that any risks associated with using the Product worldwide cannot be foreseen and evaluated. Accordingly,

(a)	StemCell will not accept responsibility, and Oxford hereby indemnifies and releases StemCell from all claims and liabilities sustained or incurred by Oxford for actual or alleged patent infringement by reason of Oxford’s use of the Product; and

(b)	nothing in this Agreement will be construed as a warranty or representation that the Product will not be subject to an infringement action by others.

13.1.4	Technical Assistance. StemCell shall, upon Oxford’s written request, make data, information and expert advice (of StemCell’s employees and consultants) relating to the Product (and the Product IP), available to Oxford to the extent required or reasonably requested in relation to any third party claim that Oxford infringes third party Intellectual Property in connection with its licensed activities in relation to the Product. The first [***] ([***]) total hours of assistance for Oxford in relation to any claim shall be provided by StemCell for free but after that any additional time required to compile such data and information, or provide such assistance, may be billed to Oxford by StemCell at an hourly rate of $[***] (US), such invoices to be paid within thirty (30) days of receipt by Oxford. In addition, Oxford shall be responsible for any special costs (i.e. costs other than labour) borne by StemCell in performing such technical assistance, including without limitation, travel costs associated with providing in-person advice.

13.1.5	Third Party Settlements and Royalty Sharing.

(a)

Oxford will promptly notify StemCell in the event that Oxford enters an agreement with a third party to pay Third Party Royalties. Such notification by Oxford will include, at minimum, a description of the licensed field, licensed rights and financial terms of such agreement. Throughout the term of any agreement with a third party to pay Third Party Royalties, Oxford shall prepare and provide regular statements to SternCell documenting Oxford’s payment of such Third Party Royalties. The statements shall provide such information as is reasonably required by StemCell to permit an accurate determination of the allowable reduction in the Price payable by Oxford to StemCell for future purchases of Product pursuant to Subsection 13.1.5(b). Oxford shall keep full, accurate and complete records and books of account relating to Third Party Royalties. Oxford shall make such records available to StemCell during normal business hours, upon reasonable prior notice and permit StemCell and its authorized representatives to inspect the records, and to take extracts from, and make copies of, the records. Oxford shall afford all facilities and

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collaboration to StemCell and its authorized representatives for such inspections and furnish StemCell and its authorized representatives with the information necessary to understanding the records; and keep all the records intact for a period of not less than seven (7) years. StemCell shall be solely responsible for the costs of such inspections.

(b)	In the event that Oxford enters such an agreement with a third party to pay Third Party Royalties, StemCell shall reduce the future Price paid by Oxford for Product by [***] percent ([***]%) of such Third Party Royalties; provided that in no event shall a deduction under this Section reduce the Price payable by Oxford for Product by more than [***] percent ([***]%) of the then current Price. Any deduction that arises pursuant to the preceding sentence may be applied for use in respect of future purchases of Product made by Oxford during the Term of this Agreement. For the avoidance of doubt, such deductions cannot be credited against any of Oxford’s payment obligations (whether past, present or future) other than for direct Product purchases. This Section 13.1.5 shall not survive termination or expiration of this Agreement.

(c)	This Section 13.1.5 shall not apply to any infringement of third party Intellectual Property and/or rights in information which arises out of (i) the combination of the Product with other products not provided by StemCell, to the extent that alleged infringement would have been avoided absent such combination, or (ii) the modification of the Product by anyone other than StemCell or a party acting on StemCell’s behalf, to the extent that alleged infringement would have been avoided absent such modification.

(d)	The obligations of StemCell set forth in this Section 131.5 are subject to the conditions that: (i) Oxford reasonably promptly notifies StemCell in writing of any relevant third party Intellectual Property and/or rights in information, (ii) Oxford provides reasonable information on StemCell’s request in relation to such Intellectual Property and/or rights in information.

(e)	The provisions of this Sections 13.1.3, 13.1.4 and 13.1.5 set forth the Parties’ entire agreement regarding infringement of third party intellectual property and shall provide Oxford’s sole and exclusive remedy in the event of any infringement claim or demand in relation to the Product asserted by a third party.

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Section 13.2. Limitation of Remedies and Damages

13.2.1	EXCEPT FOR AMOUNTS PAYABLE UNDER SECTION 15.1.1, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR TO ANY PARTY CLAIMING UNDER SUCH OTHER PARTY WHETHER AS A RESULT OF A BREACH OF THIS AGREEMENT, AN EQUITABLE CLAIM, WARRANTY, TORT (INCLUDING NEGLIGENCE), FAILURE OF A REMEDY TO ACCOMPLISH ITS PURPOSE OR OTHERWISE, FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS OR REVENUE.

13.2.2	Notwithstanding anything to the contrary herein, the cumulative financial obligations (e.g. costs for defence and indemnification liabilities) of either party for any claim(s) of any kind, whether based upon breach of contract, warranty, tort (including negligence or otherwise), for any loss or damage arising out of, or resulting from the Agreement, or from its performance or breach, or from the Product furnished hereunder, shall in no event exceed [***]. Nothing in this Section 13.2.2 shall limit the amounts recoverable by StemCell from Oxford’s insurers as an additional insured, provided that any sums so recovered shall count as having been paid by Oxford for the purposes of determining the cumulative financial obligations already satisfied by Oxford (and accordingly the limit on any further obligation) pursuant to this Section 13.2.2.

Section 13.3. Set-off.

Neither Party shall be entitled to set-off any amount already due and owing (whether present, future, actual, contingent, or prospective and on any account whatsoever) by one Party to the other Party under this Agreement or on any other account whatever against any liability (whether present, future, actual, contingent or prospective) and if such entitlement arises by operation of law each Party agrees to waive the same.

Section 13.4. Insurance.

13.4.1

Oxford hereby agrees that it will at is sole expense obtain and keep in force for the term of this Agreement, and for a period of two (2) years beyond the expiration date of the last Product transferred to Oxford under this Agreement, public liability (any one claim) and products liability (in the aggregate, any one period of insurance) coverage with a twelve (12) month period of insurance and containing a limit of indemnity of not less than £[***] (GBP) for bodily injury and death and property damage per occurrence (in the case of public liability) and (in the case of product liability) in the aggregate. Oxford shall maintain an amount of insurance with such provisions (and if necessary the amount and insurance

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provisions required under this Agreement shall increase to an amount and to include such other provisions) consistent with industry practices if (i) Oxford undertakes clinical trials of any product using, including, or incorporating the Product, or (ii) Oxford undertakes commercial sale of any product using, including, or incorporating the Product. The insurance shall be placed with either a company with a minimum A rating with A.M. Best and a minimum financial size category of VII, or such other company as StemCell may approve, such approval not to be unreasonably withheld or delayed. StemCell hereby approves Oxford’s insurer at the date of this Agreement.

13.4.2	The insurance referred to in Section 13.4.1 will include StemCell as an additional insured in respect of liabilities arising out of the operations or premises owned by or rented to Oxford. Oxford shall give written notice to StemCell of any material changes, cancellation and/or terminations to that policy, or StemCell’s status as additional insured, as soon as reasonably practicable after being notified itself thereof. The policy shall also contain a Cross Liability Clause. StemCell agrees it has been provided with a certified copy of such insurance policy and endorsements prior to the date of this Agreement, and Oxford will from time to time thereafter upon reasonable request by StemCell provide a certified copy of any and all subsequent or additional insurance policies and endorsements.

13.4.3	If Oxford fails to obtain and maintain such insurance coverage in force, Oxford agrees that it shall be solely responsible to pay for any and all claims, liabilities, damages, judgments, suits, fines, and penalties arising under this Agreement and the indemnity provisions set out in this Agreement shall apply.

13.4.4

Nothing in this section 13.4 shall relieve Oxford of any obligations contained in the other sections of this Agreement, including without limitation, Section 13.1 and (subject to the other provisions of this Agreement including without limitation Section 13.2) Oxford’s liability to defend and indemnify for claims in excess of insurance policy limits. If at any time Oxford does not provide StemCell with such certificates of insurance, or if in StemCell’s opinion Oxford’s insurance coverage is not as required in this Article 13, StemCell will so advise Oxford, and if Oxford does not furnish evidence of insurance coverage in force as required in Article 13 within fifteen (15) days, the parties shall resolve such dispute concerning Oxford’s insurance coverage through arbitration in accordance with Article 17, provided that (i) the dispute will move directly to arbitration without the additional thirty (30) day delay period provided in Section 17.4, and (ii) the opinion of a third party insurance expert mutually acceptable to both Oxford and StemCell shall be made available to the arbitrators in rendering their decision (the cost of such expert shall be shared equally by Oxford and StemCell). Both Parties recognize the importance of a prompt resolution to any insurance disputes and accordingly, the Parties agree to make best efforts to address and resolve any such disputes expeditiously. StemCell shall not have the right to terminate this

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Agreement under Section 11.2.2 due to Oxford’s insurance coverage not being as required in this Article 13, unless the arbitrators decide in favour of SternCell and Oxford has not implemented the decision of the arbitrators within fifteen (15) days of such decision being rendered, in which case StemCell shall have the right to (i) immediately terminate this Agreement and / or any other agreements between the parties relating to the Product, or cancel all or any outstanding orders for the Product pursuant this Agreement and / or any other agreement between the parties, and / or (ii) withhold supply of the Product until evidence of acceptable coverage is provided.

13.4.5	During the Term of this Agreement, and any extension or renewal thereof, StemCell shall carry and maintain general liability insurance as well as all other insurance required by law.

ARTICLE 14

FORCE MAJEURE

Section 14.1. Force Majeure

14.1.1	In the case of Force Majeure preventing or hindering either Party from performing or complying with any of its obligations hereunder, in whole or in part, the Party affected may give written notice to the other containing reasonable particulars of the Force Majeure in question and the effect of such Force Majeure as it relates to the obligations of the affected Party hereunder and such Force Majeure will not constitute a default hereunder, provided that the Party affected by the delay makes reasonable efforts to correct the reason for such delay. Such notice whether given by Oxford or StemCell entitles Oxford or StemCell to suspend its obligations hereunder during the period of Force Majeure. For the purpose of this Agreement, “Force Majeure” means any of the following events beyond control of the Parties:

(a)	lightening, storms, earthquakes, landslides, floods, washouts and other acts of God;

(b)	substantial or material fires or explosions;

(c)	unavailability of critical raw materials;

(d)	strikes, lockouts or other industrial disturbances of Oxford and/or StemCell;

(e)	civil disturbances, sabotage, war, blockades, insurrections, vandalism, riots, epidemics; or

(f)	any other material event that could reasonably be considered to be Force Majeure by reason that it is beyond the control of the Party affected,

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but does not include the inability of either Party to obtain financing or any other financial inability on the part of either Party. Upon receipt of such notice by the other Party, representatives of Oxford and StemCell shall promptly meet to establish plans and procedures to overcome the effects of the Force Majeure and the Party suffering the Force Majeure shall use all commercially reasonable efforts to minimize any adverse affects thereof on the other Party.

14.1.2	Except for the last sentence of this paragraph, if either Party is temporarily unable to perform its covenants and obligations hereunder because of Force Majeure, then the time limit for carrying out the same shall be extended by the effective period of Force Majeure applicable thereto, but shall not be extended for more than two (2) consecutive months in any one instance of Force Majeure and no Party may rely on more than two (2) instances of Force Majeure during the continuance of this Agreement. Notwithstanding the foregoing, the provisions of 5.4.1 shall not be affected or limited by Force Majeure.

ARTICLE 15

CONFIDENTIALITY

Section 15.1. Confidential Information.

15.1.1	“Confidential Information” for purposes of this Agreement means: (i) all confidential information disclosed to one Party by the other Party pursuant to any confidentiality or non-disclosure agreements between the Parties; and (ii) all business and technical information, whether in written or oral form and including, without limitation, this Agreement, the Product Specifications, formulations, technology, manufacturing processes, the Product Release Criteria, data, drawings, documents, procedures, know-how, trade secrets or related information and customer and supplier names and other information relating to customers and suppliers, related to the Product supplied hereunder and given by one Party to the other Party to assist in the performance of this Agreement and that are not in the public domain either at the time of transfer or at the time of termination of this Agreement, other than as a result of a breach by the Party to whom such information was disclosed of its obligations in this Article 15.

15.1.2

Restrictions. Each Party (the “Recipient”) that is the recipient of Confidential Information disclosed to it by the disclosing party (the “Discloser”) together on its own behalf and on behalf of its employees, directors, officers, consultants, subcontractors and employees of any such Persons, will hold the Confidential Information of the Discloser in confidence for such other Party and will not disclose it to any third party except in confidential filings with governmental or

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regulatory agencies made for the purpose of obtaining approvals to conduct trials of, make and/or commercialise the Product or Bundled Product(s). The Recipient will take all reasonable precautions to safeguard the Confidential Information of the Discloser from unauthorized disclosure and, at a minimum, will afford the Confidential Information of the Discloser such precautions and safeguards as it affords to its own confidential information of a similar nature. The Recipient will exert commercially reasonable efforts such that their employees and agents do not analyze or reverse-engineer any samples, materials, products (including the Product), hardware or other items provided by the Discloser to the Recipient to determine their composition, method of manufacture or construction.

15.1.3	Exceptions. This Article 15 imposes no obligation on the Recipient with respect to the Confidential Information of the Discloser

(a)	which is or becomes public knowledge through no fault of the Recipient,

(b)	which was legitimately possessed by the Recipient before its disclosure to the Recipient by the Discloser as evidenced by written records,

(c)	which is independently obtained by the Recipient from a source which, to the Recipient’s knowledge, was not then prohibited from disclosing such information to the Recipient under any legal, contractual or fiduciary obligation,

(d)	which is the same as information that is developed by the Recipient independently without reference to the Confidential Information of the Discloser as evidenced by written records,

(e)	which, subject to Subsection 15.1.4, is required to be disclosed by applicable law, regulation or legal process, or to the extent and in the manner approved by the Discloser in writing.

15.1.4	Legal Requirement to Disclose. If a Recipient is required by applicable law, regulation or legal process to disclose any of the Confidential Information of the Discloser, the Recipient will notify the Discloser promptly so that the Discloser may seek a protective order or other appropriate remedy or waive compliance with the terms of this Agreement. If no such protective order or other remedy is obtained or the Discloser does not waive compliance with the terms of this Agreement, the Recipient

(a)	will furnish only that portion of the Confidential Information of the Discloser which the Recipient is advised by counsel is legally required to be disclosed; and

(b)	will exercise all reasonable efforts to obtain reliable assurances that confidential treatment will be accorded such Confidential Information.

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15.1.5	Destruction or Return of Confidential Information. Unless otherwise agreed to in writing by the Parties, upon request by the Discloser, the Recipient will, at the Recipient’s option and expense, promptly:

(a)	destroy all the Confidential Information of the Discloser including all such information that is electronically stored by the Recipient other than in computer backup tapes as long as those tapes are not accepted for the purpose of retrieving Confidential Information, all reproductions thereof and all samples of materials provided by the Discloser to the Recipient, in its possession or control; or

(b)	deliver to the Discloser all such Confidential Information including all such information that is electronically stored by the Recipient other than in computer backup tapes as long as those tapes are not accepted for the purpose of retrieving Confidential Information, all reproductions thereof and all samples of materials provided by the Discloser to the Recipient, in its possession or control; and

(c)	provide to the Discloser a certificate of a senior officer of the Recipient certifying such destruction or delivery, as the case may be.

except that one (1) copy of the Confidential Information may be retained by Recipient for archival purposes.

15.1.6	Pre-Existing Confidentiality Agreement. The Parties to this Agreement have an existing Confidentiality Agreement between them which was entered into on August 10, 2006, and which is hereby incorporated into this present Agreement by reference. In the event of conflict between the provisions of that earlier agreement and this Article 15, the more stringent of the two shall apply.

15.1.7	Equitable Relief. Each Party acknowledges the competitive and technical value and the sensitive and confidential nature of the Confidential Information of the other Party and agrees that monetary damages alone may be inadequate to protect such other Party’s interests against any actual or threatened breach of this Agreement. Accordingly, each Party consents to the granting of specific performance and injunctive or other equitable relief to the other Party in respect of any actual or threatened breach of the confidentiality provisions of this Agreement, without proof of actual damages.

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ARTICLE 16

OTHER BUSINESS MATTERS

Section 16.1. Reporting Obligations

16.1.1	Oxford shall provide StemCell with a written report on each Agreement Anniversary Date, providing the following information:

(a)	description of Oxford’s Product commercialization activities during the preceding year and commercialization plans for the upcoming year;

(b)	status of regulatory approvals sought and obtained by Oxford for the Product;

(c)	full disclosure of any Improvements that were realized by Oxford during the preceding year;

(d)	description of Oxford’s T-SPOT licensing activity during the preceding year, including the identity of any new licensees and a description of the licensed or transferred rights including the affected application and territory; and

(e)	any other information reasonably required by StemCell to exercise its rights under this Agreement.

Section 16.2. Supplier of Choice

16.2.1	[***] Products. Oxford agrees that during the Term of this Agreement, and any extension or renewal thereof, StemCell will be Oxford’s preferred supplier for any further [***] products that it may require for its internal research and development or future commercialization activities. Accordingly, so long as StemCell is able to meet Oxford’s specifications in respect to a particular [***] product (such specifications which may include [***], price and time to perform), Oxford will, during the Term of this Agreement, and any extension or renewal thereof, acquire all of its requirements for such product from StemCell. If StemCell is unable to meet Oxford’s specifications for the particular [***]product, Oxford will provide StemCell with written notice to that effect and StemCell will have two (2) months after the date of such notice to meet the specifications. If StemCell fails to meet the specifications, within the two (2) month period provided above, Oxford will be released from its obligations to source the particular [***]product from StemCell.

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16.2.2	Amended Specifications. Pursuant to Subsection 16.2.1 above, in the event that StemCell fails to meet Oxford’s specifications for its future [***] product requirements, Oxford shall not provide specifications to a third party that differ in any material respect from those provided to StemCell for the same [***] product without first providing StemCell with a one (1) month period to meet such amended specifications.

Section 16.3. Right of First Refusal for T-SPOT Research Products

Oxford agrees that if it chooses to make T-SPOT or other ELISPOT-based products available to the research market via a third party, it will grant StemCell a right of first refusal to distribute such products within such research market. Within sixty (60) days of receiving written notification of Oxford’s decision to grant such a right, StemCell will inform Oxford whether it intends to exercise the right. In the event that StemCell exercises the right, Oxford will provide StemCell, at no charge, with reasonable assistance, materials and samples to develop and optimize such products. In the event that StemCell does not exercise the right, Oxford shall not offer more favourable terms than those offered to StemCell for similar rights to develop and/or distribute T-SPOT or other ELISPOT-based products to the research market to any third party, without also offering such amended terms to StemCell. This right of first refusal will last for two (2) years.

Section 16.4. Accessory Devices

In the event that StemCell commercializes a [***] compatible tube during the Term, then such tube may be included as a product under the Agreement at Oxford’s option and subject to StemCell’s ability to grant such rights.

ARTICLE 17

DISPUTE RESOLUTION

Section 17.1. Initiation of Process.

If at any time there is a dispute, controversy or claim (each a “Dispute”) between the Parties with respect to any matter relating to this Agreement, then the Party that wishes to initiate a resolution of the Dispute must give written notice to the other Party of the Dispute requiring that such Dispute be resolved pursuant to this Article 17. Such notice must outline the nature of the Dispute and the resolution proposed by the claimant.

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Section 17.2. Referral to Executive Officers.

If notice is given pursuant to Section 17.1, each Party will designate one of their respective senior officers (each an “Executive Officer”) to initiate discussions with a view to settling the Dispute.

Section 17.3. Decision Binding.

A resolution reached by such Executive Officers and communicated by them in writing to the Parties will be binding on the Parties and must be implemented.

Section 17.4. Submission to Arbitration

If the Dispute is not resolved between the Parties within thirty (30) days (or such longer period as may be agreed to by the Parties in writing) after the date of the notice pursuant to Section 17.1, either Party will be entitled to refer the Dispute to arbitration in accordance with the rules of arbitration of the British Columbia International Commercial Arbitration Centre, (the “Rules”) as modified by the provisions herein. The Dispute will be submitted to one arbitrator in accordance with the Rules.

Section 17.5. Place of Arbitration.

The arbitration will take place in the English language in Vancouver, British Columbia.

Section 17.6. Acceptance and Implementation.

Each Party will accept as final and binding and proceed in good faith diligently to implement the award or decision of the arbitrators.

Section 17.7. Legal Proceedings.

A legal proceeding commenced by a Party in respect of an issue or Dispute that may be arbitrated under this Agreement

(a)	will be stayed until the time during which an arbitration may be initiated has expired or, if an arbitration is initiated, a decision on the arbitration is delivered or the arbitration process has otherwise ended; and

(b)	will be discontinued following the award or decision of the arbitrator on the arbitration unless such decision is not to continue with the arbitration and the issue or dispute remains unresolved.

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Section 17.8. Exclusions.

This Article 17 will not apply to any action under Article 15 (i.e. breach of confidentiality provisions) or for the grant of provisional remedies, including injunctions, restraining orders, specific performance and similar remedies.

Section 17.9. Continued Performance.

To the maximum extent possible each of the Parties shall continue to fulfill their respective obligations under this Agreement, including but not limited to payment of any fees or invoices as they come due, pending the final resolution of any Dispute.

ARTICLE 18

MISCELLANEOUS

Section 18.1. Announcements.

No announcements or other disclosure to anyone in connection with this Agreement shall be made by any Party unless approved in advance as to form, substance and timing by the other Party or unless necessarily required for the disclosing party to fulfil its obligations hereunder. The Parties shall not in any manner make a public announcement at the expiration or earlier termination of this Agreement.

Section 18.2. Survival.

Each Party hereby agrees that all provisions of this Agreement, including the representations, warranties, covenants and agreements contained herein, which expressly or by implication continue to be effective after termination or expiration hereof, shall forever survive the termination or expiration of this Agreement.

Section 18.3. Conflicting Agreements.

18.3.1	StemCell covenants and represents that it has no prior or existing, nor will it enter into any, agreements or arrangements with, or obligations to, any third party that would interfere or conflict with any of the provisions of this Agreement in any manner whatsoever.

18.3.2	Oxford covenants and represents that it has no prior or existing, nor will it enter into any, agreements or arrangements with, or obligations to, any third party that would interfere or conflict with any of the provisions of this Agreement in any manner whatsoever.

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Section 18.4. Waiver.

The failure of a Party to this Agreement at any time to require performance by the other Party of any provision hereof shall in no way affect the full right to require such performance at any time thereafter and no waiver by any Party hereof of any breach of condition, covenant or agreement herein shall constitute a waiver of such condition, covenant or agreement except in respect of the particular breach giving rise to such waiver. No waiver shall be effective unless made in writing and signed by the Party entitled to the benefit of the provision subject to such waiver.

Section 18.5. Entire Agreement.

This Agreement and the Schedules hereto contain the whole of the agreement between the Parties and there are no collateral representations, warranties, agreements, or conditions not specifically set forth herein. No modification, amendment or variation hereof shall be effective or binding on the Parties unless mutually agreed to in writing.

Section 18.6. No Duplication or Replacement of Product.

Oxford agrees not to reverse engineer or duplicate the Product, either directly or by a third party working on Oxford’s behalf, during the Term of this Agreement, and any extension or renewal thereof, and for a period of five (5) years thereafter.

Section 18.7. Notice.

Any notice required or permitted to be given hereunder shall be given in writing and shall be effectively given, if (i) delivered personally, (ii) sent by prepaid registered or certified mail; (iii) sent by overnight air courier or (iv) sent by facsimile:

(a)	To Oxford at:

Oxford Immunotec Ltd.

94C Milton Park

Abingdon, Oxfordshire, United Kingdom OX14 4RY

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Attention:         Chief Executive Officer

Facsimile:         +44 (0) 1235 442781

(b)	To StemCell at:

StemCell Technologies, Inc.

570 West 7th Avenue, Suite 400

Vancouver, British Columbia, Canada V5Z 1B3

Attention:         President

Facsimile:         (604) 877-0704

With Copies to the Chief Financial Officer

Any notice so given shall be deemed conclusively to be given and received on the day delivered if personally delivered; on the day received if sent by facsimile; on the third business day following the sending thereof if sent by prepaid registered or certified mail; or on the second business day after being sent if sent by overnight air courier. Any Party hereto may change its address for notice by providing notice to the other in the manner aforesaid.

Section 18.8. Assignment and Merger.

18.8.1	Neither Oxford nor StemCell shall delegate duties of performance or assign, in whole or in part, rights or obligations under this Agreement without the prior written consent of the other Party, and any attempted delegation or assignment without such written consent shall be of no force or effect.

18.8.2	Notwithstanding Section 18.8.1 above, Oxford may assign its rights and obligations under this Agreement (1) in the event that it disposes of the whole or substantially the whole of its commercial activity to exploit the T-SPOT platform, or (2) in the event of an internal reorganization of the activities of Oxford for purposes such as preparing Oxford for an initial public offering of its securities. In addition, Oxford may assign its rights under this Agreement for any reason with the prior written consent of StemCell (such consent not to be unreasonably withheld).

18.8.3	Notwithstanding Section 18.8.1 above, StemCell may assign its rights under this Agreement if it disposes of the whole or substantially the whole of its commercial activity to exploit the [***] technology. In addition, StemCell may assign its rights under this Agreement for any reason with the prior written consent of Oxford (such consent not to be unreasonably withheld).

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18.8.4	In the event of any merger, amalgamation, arrangement, acquisition resulting in a sale or transfer of all or substantially all of the assets of StemCell or Oxford or any other similar transaction involving StemCell or Oxford, this Agreement may be assigned and shall be binding in its entirety upon the resulting, acquiring or successor entity.

18.8.5	Subject to the restrictions contained in this section 18.8, this Agreement shall inure to and be binding upon the successors and permitted assigns of both Oxford and StemCell.

18.8.6	Notwithstanding the foregoing, in no event shall Oxford directly or indirectly pass the Right granted to it under this Agreement to a StemCell Competitor as specifically listed in Schedule “E” hereto.

Section 18.9. Severability.

In the event that any clause, term or provision of this Agreement is determined by any court or administrative agency of competent jurisdiction to be illegal, unenforceable or in conflict with any applicable law or regulation, the remainder of the Agreement shall continue in full force and effect as if the offending clauses, terms and conditions hereof were no longer incorporated herein unless such provision is the exclusivity granted to Oxford pursuant to Subsection 2.1.1(a) in which case this Agreement shall terminate unless renegotiated by the Parties.

Section 18.10. No Other IP Rights.

Nothing in this Agreement is to be construed as conferring upon either Party any interest, license or right in or to the Intellectual Property of the other Party other than as specifically provided for in Article 10.

Section 18.11. Time of the Essence.

Time is of the essence in this Agreement.

Section 18.12. Legal Relationship.

The legal relationship of Oxford and StemCell to each other provided for herein shall be that of independent contractors, and neither Party shall be the agent or legal representative of or partner with the other for any purpose. Neither Party shall have the right or authority to bind or obligate the other to any third party for any purpose whatsoever, unless specifically permitted herein.

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Section 18.13. Execution in Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be considered an original counterpart, and shall become a binding agreement when each of the Parties hereto shall have executed one counterpart and delivered it to the other Party hereto.

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IN WITNESS WHEREOF the Parties have executed this Supply Agreement.

OXFORD IMMUNOTEC LTD.

By:	/s/ Peter Wrighton-Smith
Authorized Signing Officer

Name:	Dr. Peter Wrighton-Smith

Title:	CEO

Date:	31st Jan 2008

STEMCELL TECHNOLOGIES, INC.

By:	/s/ Allen Eaves
Authorized Signing Officer

Name:	Allen Eaves

Title:	President & CEO

Date:	Feb 7, 2008

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE “A”

FORECASTS

Forecast due dates and types for the corresponding forecast period.

Forecast Due Date	Non-Binding Forecast Period
January 1st	April - December
April 1st	July - March
July 1st	October - June
October 1st	January - March

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE “B”

PRICE SCHEDULE

Pricing for the Product

	Price per mL ($US)			Price per vial ($US)
[***]	$	[***	]	$	[***	]
[***] ([***]% [***])	$	[***	]	$	[***	]

This pricing structure is subject to the following conditions:

•	Product is supplied as [***] (according to the Product Specifications).

•	The minimum order size is [***]. StemCell reserves the right to adjust this pricing in accordance with Subsection 7.1.2

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE “C”

PRODUCT SPECIFICATIONS AND PRODUCT RELEASE CRITERIA

[***]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE “D”

CERTIFICATE OF ANALYSIS

PRODUCT NAME	[***]
CATALOG NUMBER	[***]
LOT NUMBER	xxxxxxxx
EXPIRY DATE	Month/Year [xx/xxxx]

Product Use:

This product is recommended for [***].

Packaging:

Product is provided in [***]. [***]

Quality Control Testing:

[***]

Test Results

TEST	Specification	Result
[***]	[***]
[***]
[***]	[***]

*	In-house reference standard run in parallel with TEST batch.

Performance reviewed by:

FOR RESEARCH USE ONLY

NOT FOR THERAPEUTIC OR DIAGNOSTIC USE

Quality Control Department	Date

8000-FRM-0151

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE “E”

STEMCELL COMPETITORS

[***]